UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 15, 2014

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On January 15, 2014, Landmark Apartment Trust of America, Inc. (the “Company”), through Landmark Apartment Trust of America Holdings, LP, its operating partnership (the “Operating Partnership”), acquired (i) 100% of the partnership interests in Landmark at Bella Vista, L.P., which owns as its sole asset a multifamily residential apartment property in Duluth, Georgia, known as Landmark at Bella Vista Apartments (the “Bella Vista Property”) and (ii) 44.758% of the general partnership interests and 6.342% of the limited partnership interests in Landmark at Maple Glen, L.P., which owns as its sole asset a multifamily residential apartment property in Orange Park, Florida, known as Landmark at Maple Glen Apartments (the “Maple Glen Property”). The remaining 48.9% limited partnership interests in Landmark at Maple Glen, L.P. were retained by third parties unaffiliated with the Company. The interests in the two properties were acquired for the aggregate purchase price of approximately $45,233,909 (subject to prorations and adjustments), consisting of an aggregate of 2,011,159 limited partnership units in the Operating Partnership, valued at $8.15 per unit, $8,142,964 paid in cash and $20,700,000 in new debt. In addition, the existing mortgage indebtedness encumbering the Maple Glen Property, with an outstanding principal balance of approximately $14,385,830 as the date of acquisition, also remained in place after the acquisition.

The contributor of the Bella Vista Property is Elco Landmark at Bella Vista Management, LLC, which is affiliated with Messrs. Lubeck and Salkind, two of the Company’s directors. The contributors of the Maple Glen Property are Elco Landmark at Maple Glen Management, LLC, Main Street Residential Maple Glen LLC and James G. Miller, the Company’s Chief Financial Officer. Elco Landmark at Maple Glen Management, LLC is affiliated with Messrs. Lubeck and Salkind, two of the Company’s directors.

The acquisition of the interests in one of the properties described below was not conditioned upon the acquisition of the interests in the other property. While the acquisition of any one of the properties is individually insignificant for purposes of the reporting requirements of Form 8-K, the properties described in this Current Report on Form 8-K are related to the properties described in the Company’s Current Report on Form 8-K filed on October 9, 2013, the Company’s Current Report on Form 8-K filed on October 22, 2013, the Company’s Current Report on Form 8-K filed on November 22, 2013, the Company’s Current Report filed on December 3, 2013, the Company’s Current Report on Form 8-K filed on December 12, 2013 and the Company’s Current Report on Form 8-K filed on January 13, 2014, and such properties are significant in the aggregate.

Expansion of the Credit Facility

As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2013 (the “March 13, 2013 Form 8-K”), the Company, through the Operating Partnership, entered into a credit agreement (the “Credit Agreement”) to obtain a secured credit facility in the aggregate maximum principal amount of $130,000,000 (the “Credit Facility”). Subject to certain terms and conditions set forth in the Credit Agreement, the Operating Partnership may increase the original principal amount available under the Credit Facility by an additional of up to $50,000,000. The Company initially exercised its option to increase the aggregate borrowings available under the Credit Facility in October 2013.

In connection with the purchase of the Bella Vista Property, on January 15, 2014, the Company, through the Operating Partnership, again exercised its option to increase the aggregate borrowings available under the Credit Facility from $145,200,000 to $165,900,000 and drew down the amount of $20,700,000 to fund the acquisition of the Bella Vista Property. In connection with the increase in the amount available under the Credit Facility, the Operating Partnership entered into two amended and restated promissory notes each in the amount of $82,950,000. Additionally, the Operating Partnership and the other loan parties entered into a Fourth Amendment and Waiver to the Credit Agreement (the “Fourth Amendment”), pursuant to which, among other things, the monthly amortization payments (which commence on April 30, 2014) increased from $225,000 to $258,000.

The terms of the Credit Facility are further described in, and remain substantially unchanged from, the March 13, 2013 Form 8-K. Landmark at Bella Vista, L.P. joined the Credit Facility as a subsidiary guarantor and pledged the Bella Vista Property as collateral security for the Credit Facility. As of January 15, 2014, the amount outstanding under the Credit Facility was approximately $165,900,000 (inclusive of the $20,700,000 draw for the Bella Vista Property).

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Fourth Amendment and the amended and restated notes, which are filed as Exhibits 10.1 through 10.3 hereto, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 above regarding the Credit Facility and the increase in borrowings available thereunder is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above under Item 2.01 regarding the issuance of limited partnership units is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real properties described in Item 2.01 above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that such financial statements, to the extent required, will be filed on or before the date which is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Shell Company Transactions

None.

(d) Exhibits

Exhibit Number	Description

10.1	Fourth Amendment and Waiver to Credit Agreement, dated January 15, 2014

10.2	Amended and Restated Promissory Note in favor of Citibank, N.A., dated January 15, 2014

10.3	Amended and Restated Promissory Note in favor of Bank of America, N.A., dated January 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 22, 2014	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Fourth Amendment and Waiver to Credit Agreement, dated January 15, 2014

10.2	Amended and Restated Promissory Note in favor of Citibank, N.A., dated January 15, 2014

10.3	Amended and Restated Promissory Note in favor of Bank of America, N.A., dated January 15, 2014

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